Exhibit 32.1
Certification of Chief Executive Officer
I, Thomas L. Ryan, of Service Corporation International, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report on Form 10-K for the period ended December 31, 2007 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Service Corporation International.

Dated: March 3, 2008	/s/ Thomas L. Ryan
Thomas L. Ryan

President and Chief Executive Officer and Director (Principal Executive Officer)

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